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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K




                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 26, 2004




                                 LSB CORPORATION
             (Exact name of registrant as specified in its charter)



         Massachusetts                     000-32955                          04-3557612
-------------------------------      ----------------------      ------------------------------------
(State or other jurisdiction of      Commission File Number      (I.R.S. Employer Identification No.)
incorporation or organization)

         30 Massachusetts Avenue, North Andover, MA                             01845
-----------------------------------------------------------      ------------------------------------
          (Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (978) 725-7500


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)




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                           CURRENT REPORT ON FORM 8-K

Item 1.     Changes in Control of Registrant

            Not applicable.

Item 2.     Acquisition or Disposition of Assets

            Not applicable.

Item 3.     Bankruptcy or Receivership

            Not applicable.

Item 4.     Changes in Registrant's Certifying Accountant

            Not applicable.

Item 5.     Other Events

            Pursuant to regulation G, the LSB Corporation's press release dated February 26, 2004, reporting Bankruptcy Trustee Proposes Interim Distribution to Bank Subsidiary, is hereby attached as Exhibit 99.1 and incorporated by reference.

Item 6.     Resignations of Registrant's Directors

            Not applicable.

Item 7.     Financial Statements and Exhibits

            c.    Exhibit

                  99.1 Press release dated February 26, 2004, LSB Corporation reporting Bankruptcy Trustee Proposes Interim Distribution to Bank Subsidiary.

Item 8.     Change in Fiscal Year

            Not applicable.

Item 9.     Regulation FD Disclosure

            Pursuant to regulation FD, the LSB Corporation's press release dated February 26, 2004, LSB Corporation reporting Bankruptcy Trustee Proposes Interim Distribution to Bank Subsidiary is hereby attached as Exhibit 99.1 and incorporated by reference.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    LSB CORPORATION


                                    /S/ PAUL A. MILLER
                                    -----------------------
February 26, 2004                   Paul A. Miller
                                    President and
                                    Chief Executive Officer




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                                  EXHIBIT INDEX

99.1 Press release announcing the Company's Bankruptcy Trustee Proposes Interim Distribution to Bank Subsidiary.



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